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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 13, 2001
                                PHOTRONICS, INC.

             (Exact name of registrant as specified in its charter)

Connecticut                          0-15451                 06-0854886
-----------                          -------                 ----------
(State or other                     (Commission             (IRS Employer
 jurisdiction                      File Number)            Identification No.)
 of Incorporation)

                1061 East Indiantown Road, Jupiter, FL           33477
                ---------------------------------------          ------
                (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:   (561) 745-1222
                                                      ---------------



         (Former name or former address, if changed since last report.)


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Item 5. Other Events

     On December 5, 2001, the Company issued a press release announcing its intention to sell $150 million of Convertible Subordinated Notes due 2006, in a private offering pursuant to the Rule 144A under the General Regulations of Securities Act of 1933, as amended. A copy of the press release is attached to this Form 8-K.

     On December 6, 2001, the Company issued a press release announcing that it had sold $175 million of 4.75% Convertible Subordinated Notes due 2006, in a private offering pursuant to the Rule 144A under the General Regulations of Securities Act of 1933, as amended. A copy of the press release is attached to this Form 8-K.

Item 7. Financial Statements and Exhibits

(c)     Exhibits

        99.1 Press Release dated December 5, 2001.

        99.2 Press Release dated December 6, 2001.


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PHOTRONICS, INC.



                                                           /s/ Robert J. Bollo
December 13, 2001                                    By:   Robert J. Bollo
                                                           Title: Senior Vice
                                                           President & CFO

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